Exhibit 99.1
Regency Energy Partners September 2009

Forward Looking Statements This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation. Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward- looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. Regulation G This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Business Overview & Strategy

Regency Overview Midstream energy partnership engaged in gathering & processing, contract compression and transportation of natural gas and natural gas liquids (NGLs) Operations divided into three primary segments: Gathering & Processing Contract Compression Transportation Significant market presence in major natural gas supply areas in the Southwest region of the United States, including the Haynesville, Fayetteville and Eagle Ford Shales Business Overview Sponsorship Overview Regency's general partner is majority owned by an affiliate of GE Energy Financial Services, a business unit of GE (NYSE: GE) GE Energy Financial Services owns 92% economic interest in Regency's General Partnership and approximately 32% of Regency's Limited Partner units GE Energy Financial Services' financial strength and expertise in the midstream sector make them a strong sponsor and an attractive strategic partner

Midstream Overview

REGENCY ENERGY PARTNERS

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3](HP)	48,628
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	


CO
KS
OK
AR
TX
LA
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3](HP)	40,624
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Transportation(via Joint Venture)[5]	
Length (miles)	320
NGL Line (miles)	40
Compression[3] (HP)	30,355
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] All information as of June 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion
[5] Does not include Haynesville Joint Venture

5

Core compression operations in Texas, Louisiana and Arkansas HP by Size1,2 HP by Size1,2 HP by Size1,2 HP Range Total HP % of HP # of Units 0-499 64,648 8% 363 500-999 82,397 11% 133 1,000 and over 620,015 81% 411 Total 767,060 100% 907 HP by Region1,2 HP by Region1,2 HP by Region1,2 State Total HP # of Units Southwest (TX) 178,973 232 Southeast (LA & TX) 119,277 144 Northwest (TX) 144,592 212 Northeast (Ark & LA) 233,020 202 Central (LA & TX) 91,198 117 Total 767,060 907 1 Excludes HP owned by Regency that is serviced by our Contract Compression Segment 2 Horsepower as of 6/30/09 3 Based on 6/30/09 horsepower Superior run-time performance creates opportunity to increase market share Strong customer relationships with approximately 47% of active HP generated from customer relationships that pre- date 20043 Continued focus on Fayetteville and Haynesville Shales for future growth opportunities Future Growth Drivers Contract Compression Overview

Key Accomplishments Year-To-Date for 2009 Key Accomplishments Year-To-Date for 2009 Operating Performance Delivered financial results in line with management expectations despite a continued decline in rig counts and softness in commodity pricing Second quarter combined adjusted EBITDA of $56 million represents a $1 million quarter-over-quarter increase vs. first quarter combined adjusted EBITDA of $55 million Implemented significant cost savings initiatives in compression business which resulted in consistent quarter-over-quarter performance despite regional declines in HP usage Other realized savings have come from commodity-driven price relief in lube oil and fuel Financing Raised over $1 billion in capital year-to-date in 2009 Formed partnership with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project Raised $653 million of equity to fund Haynesville Joint Venture and expansion of RIGS pipeline system Established $25 million revolving credit facility at Joint Venture level Successfully priced $250 million of 9.375% Senior Unsecured Notes due 2016 Completed private placement of $80 million Series A Convertible Preferred Units Proceeds used to fund buy-back of 5% ownership interest in Haynesville Joint Venture and other fee-based growth capital projects Haynesville Shale Activity Haynesville Expansion Project on budget and on schedule for in-service by year-end 2009 Construction on 36" pipe is mechanically complete; construction on 42" pipe commenced in late June Announced $44 million Logansport Expansion to extend existing gathering assets in Haynesville Shale Company is well-positioned for additional growth projects in Haynesville Shale area Year-To-Date Highlights 1 Combined adjusted EBITDA assumes 100% contribution from RIGS for the second quarter of 2009. Excluding our partners' 62% share of EBITDA from the Haynesville Joint Venture, Regency's adjusted EBITDA was $51 million in Q2 2009 compared to $54 million in Q1.

Regency's long-term goal is to achieve an investment grade rating Strategy

Fee Based Hedged Commodity Unhedged Commodity 2007 Year to Date 20091 2008 1 Assumes Joint Venture closed in March Majority Fee-Based Portfolio Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin Only an estimated 2% of Adjusted Segment Margin will be subject to commodity price fluctuations in the balance of 2009

Industry Update

General Industry Trend - Drilling Activity In the past 12 months, the total US land rig count declined by approximately 56% to 932 rigs at the end of the second quarter. The land rig count for the areas in which Regency operates declined by approximately 58% to 599 rigs at the end of the second quarter1 Expected future requirements for North America cannot be sustained by current rig count levels. If current rig trends do not reverse, supply will be materially impacted 1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, August 3, 2009 and Regency internal analysis. Q3 2009 data through August 3, 2009. 1 1 1 1

General Industry Trend - Commodity Prices Over the first half of 2009, gas and NGL prices have stabilized, while we have begun to see a rebound in WTI crude The forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $6/MMbtu and crude will rebound to $75/bbl for full year 2010

Despite a 47% decline in the US onshore gas rig count since June 2008, Regency's revenue generating horsepower has increased by 15% over the same period Historical Horsepower Growth vs. US Rig Count Revenue Generating Horsepower vs. US Onshore Gas Rig Count

Business Review

Second quarter performance was in-line with management's expectations and management reiterates Regency's combined adjusted EBITDA guidance range of $220 - $240 million for 20091 2009 Outlook ($ in millions) 2009 Outlook ($ in millions) 2009 Outlook ($ in millions) Six Months Ended June 30, 2009 EBITDA FY 2009 Estimated EBITDA Combined Adjusted EBITDA $111 $220 - $240 RIGS JV Adjustment2 ($10) ($20) - ($26) Adjusted EBITDA Post JV3 $101 $200 - $214 Maintained our distribution for the second quarter of 2009 at 44.5 cents, $1.78 on an annual basis Regency intends to maintain our current distribution through the construction of the Haynesville project4 Assumes 100% ownership of the Regency Intrastate Gas System JV adjustment will vary based on timing of project completion 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution for remainder of year Distribution is set by the board of directors and is driven by the long-term sustainability of the business. Second Quarter Highlights

Quarter-Over-Quarter Performance 1 Combined adjusted EBITDA assumes 100% contribution from RIGS. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA for the first and second quarters of 2009 was $54 million and $48 million, respectively. $ in millions Combined Adjusted EBITDA 1 Q2 combined adjusted total segment margin was up by $0.2 million compared to Q1 Remaining improvement in EBITDA driven by continued aggressive expense management Despite headwinds in the broader market, Regency continues to deliver results in line with management expectations through its diversified portfolio of stable assets

MMBtu/d (000s) 1 272,024 MMBtu/d in Q1 2008 , 269,471 in Q2 2008, 272,588 in Q3 2008, 307,786 in Q4 2008, 236,238 MMBtu/d in Q1 2009 and 155,942 MMBtu/d in Q2 2009 moved through both the Gathering & Processing and Transportation segments. Gathering & Processing Transportation Intersegment Volumes Transportation and Gathering & Processing volumes were down quarter-over-quarter but have demonstrated resilience on a year-over-year basis MMBtu/d (000s) Intersegment Volumes Gathering & Processing Throughput1 TransportationThroughput1 1,082 1,122 1,039 996 985 811 772 795 793 745 Volume Comparisons 919 732

2009 Liquidity Update The total amount available to Regency under our credit facility as of July 31, 2009 was $285 million The total amount available under our CAT operating lease facility as of July 31, 2009 was $65 million We have approximately $26 million in remaining growth capital expenditures for the second half of 2009 With $350 million of total liquidity, Regency is well-positioned to meet all of our growth capital plans for the balance of 2009

Executed Hedges by Product: During the second quarter, Regency significantly increased its 2010 hedge position and has begun to layer in swaps to mitigate our 2011 commodity price exposure 2009 2009 2010 2010 2011 2011 Bbl/d Price ($/gal) Bbl/d Price ($/gal) Bbl/d Price ($/gal) Ethane 1,920 $0.80 645 $0.42 327 $0.46 Propane 1,160 $1.10 790 $1.49 204 $0.89 Iso Butane 260 $1.69 185 $1.85 - - Normal Butane 500 $1.13 340 $1.85 137 $1.13 Natural Gasoline 560 $1.70 300 $2.49 74 $1.55 Bbl/d Price ($/Bbl) Bbl/d Price ($/Bbl) Bbl/d Price ($/Bbl) WTI 650 $68.17 650 $121.30 160 $78.45 MMbtu /d Price ($/MMbtu) MMbtu /d Price ($/MMbtu) Natural Gas (MMbtu/d) 10,000 $6.69 5,000 $6.00 - - Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon Commodity Price Risk Management

Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure A $10.00 Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $0.2 million change in Regency's 2009 balance of year DCF A $1.00 MMbtu movement in Natural Gas pricing will result in a $0.3 million change in Regency's 2009 balance of year DCF Sulfur prices can not be hedged and we assumed ($30) per long-ton after transportation and marketing costs for our 2009 balance of year forecast; a $10 movement in sulfur prices will result in a $0.2 million change in segment margin Change in Natural Gas Price ($/MMbtu) DCF Sensitivity to Commodity Price Changes - 2009 ($ in millions) Decrease $10.00 Flat Increase $10.00 Decrease $1.00 $ (0.5) $ (0.3) $ (0.2) Flat $ (0.2) $ 0 $ 0.2 Increase $1.00 $ 0.2 $ 0.3 $ 0.5 Change in WTI Price ($/bbl) Strong Foundation - 2009 DCF Analysis

Through the first half of the year, Regency has delivered financial results in line with our expectations by diligently managing our diversified portfolio of assets Our businesses continue to perform in line with our year-to-date expectations Several headwinds remain for second half of 2009 Continued declines in drilling activity Continued softness in the broader commodity markets Uncertainty around timing of US economic recovery Regency continues to aggressively manage key operating levers to maximize returns Haynesville drilling results are providing additional growth opportunities for the Gathering & Processing and Transportation segments Year-to-Date Business Summary Regency is on target financially and is well-positioned for the second half of 2009

Haynesville Shale and Joint Venture Update

Project adds 1.1 Bcf/d of incremental capacity to existing RIGS system Approximately 92%, or 1,010,000 MMbtu/d, of capacity has been contracted to date Regency's project will be the first to come online in the Haynesville Shale with targeted completion by year-end 2009 RIGS is favorably positioned for future expansions to meet growing producer requirements and could potentially support up to 3.0 Bcf/d of total throughput Regency, as operator, is expanding RIGS significantly to capitalize on development in the Haynesville Shale Key Project Statistics 25- mile, 36" Bienville Loop 21- mile, 36" Elm Grove Pipeline 75- mile, 42" Winnsboro Loop Interconnects: - Columbia Gulf - Texas Gas - ANR - Trunkline 14,200 HP of compression at Elm Grove and Haughton Stations 25- mile1, 36" Bienville Loop 21- mile1, 36" Elm Grove Pipeline 75- mile1, 42" Winnsboro Loop 14,200 HP of compression at Elm Grove and Haughton Stations Key Interconnects: Columbia Gulf, Texas Gas, ANR, Trunkline and Tennessee Gas 1 Pipeline lengths based on actual surveyed distances Overview of Haynesville Expansion Project

Project Description Expected Cost1 ($ millions) Pipeline Pipeline Pipeline Bienville Loop 25 miles of 36" pipeline3 $118 Elm Grove Pipeline 21 miles of 36" pipeline3 $114 Winnsboro Loop 75 miles of 42" pipeline3 $345 Interconnects2 Columbia Gulf, Trunkline & ANR $37 Compression Compression Compression Elm Grove and Haughton Stations 14,200 HP $39 Total: $6534 Project costs are currently within the $6531 million budget 1 Excludes capitalized interest and labor and includes100% utilization of contingency costs 2 Net of receipt site interconnects which will be reimbursed by producers 3 Pipeline lengths based on actual surveyed distances 4 All budgeted project costs will be paid by Alinda and GE EFS Based on our progress and expenditures to date, we believe that the project will be completed within budget Project Overview - Project Costs

Average IP rates for the second quarter to date were 11.5 MMcfe/d1, with 110 working rigs in the Haynesville area2 Project favorably positioned for future expansion to meet growing producer requirements RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, August 13, 2009 Baker Hughes as of 7/17/2009 and Regency internal analysis Louisiana Department of Natural Resources and public company documents 3 Haynesville Well Initial Production Rates Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas

On schedule for in-service by year-end 2009 Pipeline Construction Status Pipeline Construction Status Pipeline Construction Status Pipeline Construction Status 36" Pipe Construction Elm Grove Line 36" Pipe Construction Bienville Loop 42" Pipe Construction Construction Commenced in May Commenced in May Commenced in late June Pipe, Valves & Fittings All major materials received All major materials received All major materials received Clearing, grading, pipe stringing, bending and welding 100% complete 100% complete Clearing 100% complete Grading 100% complete Pipe stringing 76% complete Welding 42% complete Road bores and tie-in welds Road bores & tie-ins complete Road bores & tie-ins complete 51 of 64 road bores complete Tie-ins 29% complete Lowering-in and backfill 100% complete 100% complete 35% complete HDDs Lake Bistineau completed July 17th Black Lake completed July 17th Saline Bayou completed July 24th KCS Railroad completed July 31st Hwy 155 - RCW completed August 7th Dugdemona River completed August 18th RCW 35 completed August 26th Beouf River & Cultural Site HDD's were started August 26th and 31st respectively HDD # 6 thru # 8 remaining Testing & Commissioning Hydrotesting completed in late August Purge & pack in September Ready for service late September/early October Hydrotesting completed in early September Purge & pack in September Ready for service in late September/early October Hydrotesting to be completed in November Purge & pack in November Ready for service late November/early December Construction Update

The project will increase overall deliverability of Nexus Gathering System by adding approximately 17 miles of 20-inch pipeline, as well as associated compression and dehydration facilities The Logansport Expansion will transport gas gathered by the Nexus Gathering System to a 300 MMcf/d interconnect with CenterPoint Energy Gas Transmission's Line CP Provides gathering customers with additional high-value takeaway options in DeSoto Parish, Louisiana and Shelby County, Texas, areas currently experiencing significant drilling activity, and expands Regency's presence in the Haynesville Shale Regency is constructing the $44 million Logansport Expansion, an extension of the Nexus Gathering System in North Louisiana Key Project Statistics 25- mile, 36" Bienville Loop 21- mile, 36" Elm Grove Pipeline 75- mile, 42" Winnsboro Loop Interconnects: - Columbia Gulf - Texas Gas - ANR - Trunkline 14,200 HP of compression at Elm Grove and Haughton Stations Overview of Logansport Expansion Nexus Gathering System Logansport Expansion New Dehydration Facilities

Construction of the Haynesville Expansion Project is on budget and on schedule Haynesville Expansion Project: Construction on the 36" pipe is mechanically complete and the pipe is being commissioned Construction on the 42" pipe began in late June 2009 Approximately 92%, or 1,010,000 Mmbtu/d, of capacity has been contracted to date We expect to execute contracts for the remaining capacity by the end of the month Recent announcements from producers forecast volumes that exceed previous estimates The Joint Venture is currently evaluating additional expansion opportunities for RIGS Other Haynesville activity: Logansport Expansion to Regency's Nexus Gathering System provides new gathering and takeaway options for gas developing in Desoto Parish, Louisiana and Shelby County, Texas Regency has already kicked off construction efforts on the Logansport Expansion, and completion is expected in early 2010 Regency is currently evaluating additional opportunities for Gathering and Treating in the Haynesville region Project Summary The Haynesville Expansion Project and the Logansport Expansion favorably position Regency for future expansions to meet growing producer requirements

Reconciliations

Consolidated Operating Results

Gathering and Processing Segment

Combined Transportation Segment

Contract Compression Segment

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation1 1 The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation

Non-GAAP Reconciliation